UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 29, 2012

HEARTWARE INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34256	26-3636023
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

205 Newbury Street, Suite 101

Framingham, MA 01701

(Address of principal executive offices)

Registrant’s telephone number, including area code:

508.739.0950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 29, 2012, HeartWare International, Inc., a Delaware corporation (“HeartWare”), its indirect wholly owned subsidiary ,Ocean Acquisition Holding Inc., a Delaware corporation, (“Merger Sub”), and World Heart Corporation Delaware corporation (“World Heart”), entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”), pursuant to which HeartWare will acquire World Heart for consideration of US$8 million, which will be paid in shares of HeartWare common stock or cash, at HeartWare’s election (the “Transaction”). In order to effect the Transaction, Merger Sub will be merged with and into World Heart with World Heart being the surviving corporation.

Under the Merger Agreement, each share of World Heart common stock will either be converted into the right to receive the number of shares of HeartWare common stock equal to the quotient determined by dividing the per share merger consideration by the average of the per share closing prices of HeartWare common stock on NASDAQ during the ten consecutive trading days ending on (and including) the trading day that is one calendar day prior to the date of the closing of the Transaction or cash equal to the per share merger consideration, at HeartWare’s election. The per share merger consideration will be determined by dividing $8 million by the number of shares of World Heart common stock outstanding on a fully diluted basis (excluding out of the money options, warrants and, warrants subject to a put right). The boards of directors of both companies have approved the Transaction. The Transaction is subject to the approval of World Heart’s stockholders and satisfaction of other customary closing conditions. HeartWare stockholder approval is not required.

In the Merger Agreement, the parties have agreed to customary representations, warranties and covenants. World Heart has agreed, among other things and subject to certain exceptions, to conduct its business in the ordinary course of business, consistent with past practice, between the date of the execution of the Merger Agreement and the consummation of the Transaction. The Merger Agreement also contains certain termination rights for both HeartWare and World Heart and further provides that, upon termination of the Merger Agreement, under certain circumstances, an agreed-upon license agreement between HeartWare and World Heart will become effective whereby World Heart licenses certain patents and patent applications to HeartWare.

In connection with the Transaction, certain stockholders of World Heart have entered into voting agreements with HeartWare pursuant to which they have agreed to vote a certain number of their shares of World Heart common stock in favor of the Transaction at the World Heart stockholders’ meeting.

Upon the closing of the Transaction, which is expected within approximately 90 days, World Heart’s operations will be integrated into those of HeartWare.

Additional Information about the Transaction and Where to Find It

HeartWare will file a Registration Statement on Form S-4 containing a proxy statement/prospectus and other documents concerning the Transaction and World Heart will file a proxy statement and other documents concerning the Transaction, in each case with the Securities and Exchange Commission (the “SEC”). Investors are urged to read the proxy statement/prospectus when it becomes available and other relevant documents filed with the SEC because they will contain important information. Security holders may obtain a free copy of the proxy statement/prospectus (when it is available) and other documents filed by HeartWare and World Heart with the SEC at the SEC’s web site at http://www.sec.gov. The proxy statement/prospectus and other documents may also be obtained for free by contacting HeartWare Investor Relations by e-mail at enquiries@heartware.com.au or by telephone at 781.739.0864 or by contacting World Heart Investor Relations by e-mail at investors@worldheart.com or by telephone at 801.355.6255.

HeartWare, World Heart and their respective directors, executive officers, certain members of management and certain employees may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. A description of the interests in HeartWare of its directors and executive officers is set forth in HeartWare’s statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 8, 2011. This document is available free of charge at the SEC’s web site at www.sec.gov or by going to HeartWare’s Investors page on its corporate web site at www.heartware.com. Information concerning World Heart’s directors and executive officers is set forth in World Heart’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on May 2, 2011. This document is available free of charge at the SEC’s web site at www.sec.gov or by going to World Heart’s Investors page on its corporate web site at www.worldheart.com. Additional information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of proxies in connection with the proposed merger, and a description of their direct and indirect interests in the proposed merger, which may differ from the interests of HeartWare stockholders or World Heart stockholders, generally will be set forth in the proxy statement/prospectus when it is filed with the SEC.

Forward-Looking Statements

Statements contained in this Report, including statements regarding the benefits of the Transaction and statements about the expected timing of the Transaction may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by the use of the words “believes,” “views,” “expects,” “projects,” “hopes,” “could,” “will,” “intends,” “should,” “estimate,” “would,” “may,” “anticipates,” “plans”, “target”, “goal” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results to differ materially from those contained in the forward-looking information, and are based on the current expectations, estimates, forecasts and projections of HeartWare and World Heart. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: economic, business, competitive, and/or regulatory factors affecting the businesses of HeartWare and World Heart generally, including those set forth in the filings of HeartWare and World Heart with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings. These forward-looking statements speak only as of the date hereof. HeartWare and World Heart undertake no obligation to publicly release the results of any revisions or updates to these forward-looking statements that may be made to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

99.1	Press Release announcing the transaction with World Heart Corporation, dated March 29, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of March 29, 2012

HEARTWARE INTERNATIONAL, INC.

By:	/s/ Lawrence J. Knopf
Name: Lawrence J. Knopf
Title: Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release announcing the transaction with World Heart Corporation, dated March 29, 2012.